UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21927

Fallen Angels Family of Funds

(Exact Name of Registrant as Specified in Charter)

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)  (Zip Code)

Gabriel B. Wisdom

PO Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  858-755-0909

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

July 31, 2007

Dear Fellow Shareholder,

Since the Fallen Angels Value Fund commenced investment operations on 11/10/06 the Fund has returned 3.62%, due in part to our defensive actions and large cash holdings.  In that same time period, the S&P 500 has returned 6.61%.  Although over the short run our decision to maintain large cash positions since inception has typically resulted in less downside than the S&P 500 on difficult market days, this has been at the price of less upside during strong market days.  Over the long-run, however, we believe our patience will pay off as we have “dry powder” available to be invested in future opportunities.

 The name "Fallen Angels" is an old Wall Street term to describe securities that may be on sale.  Our objective is to buy great investments when they are both cheap and timely.  We typically look for companies that have temporarily declined in price, but have a long history of compounding wealth for shareholders.  If a company’s book value is compounding at a 15% or 20% annual rate, time becomes our ally.

Given that our timeframe is generally 3 to 5 years, we can be patient while waiting for the market's sales event which, in our mind is inevitable.  Business and market cycles have a long history, and the current downturn came pretty much on schedule.  Harkening back to previous shakeouts in America's 230 year history, we believe firmly that market volatility and disruptions will continue to provide the greatest opportunities for building wealth.  We will try to swing only at the slow pitches down the middle that our analysis indicates have the highest probability for profit.

After shrugging off a one day Dow Jones Industrial Average Index decline of more than 400 points in late February, U.S. equity markets rallied through early July.  By July 13th, 2007 the Value Fund had increased more than 9% year-to-date (while holding between 10% and 20% in cash for most of this period).  Strong corporate balance sheets, the seemingly impenetrable leveraged buyout boom, and a robust global economy overshadowed any negative news about U.S. housing or troubled hedge funds.

By mid July, however, the greed-fear pendulum swung swiftly and violently to a maximum fear reading after a short-term credit crunch.  While we held above average cash positions at the beginning of the recent market correction, the fund's NAV did not entirely escape the ensuing credit crunch as we saw significant selling across all sectors of the equity markets.  During periods of panic and market turmoil we focus first on preserving shareholder value and second on finding quality businesses that have been unfairly punished.

The Fallen Angels Value Fund continues to focus on its core mission of investing in what we believe to be great businesses at cheap prices.  Historically, periods of market difficulty have provided excellent opportunities for value hunting.  Over a three to five year time frame, we believe our focus on quality and value will be very rewarding to our shareholders.

Thank you for joining us in the Fallen Angels Value Fund.  If you have any questions or comments, please do not hesitate to call and ask for Gabe or Mike.

Sincerely,

Gabriel B. Wisdom

 President/Portfolio Manager

Michael J. Moore

Chief Investment Officer/Portfolio Manager

Dear Fellow Shareholders,

The Fallen Angels Income Fund commenced investment operations 11/10/06, and is designed to provide high monthly income from a broadly diversified portfolio of income securities.  Since commencement of investment operations the Fund has returned .22%.  Over the same time frame the iBoxx $ Liquid High Yield Index returned -1.47%.  Our selection criteria involve a rigorous value based approach to income investing.  As of 7/31/07, the Income Fund held 84 different securities including preferred securities, dividend paying stocks, royalty income trusts, and closed-end income funds of various kinds.

Much like stocks and other asset classes, income-oriented investments have periods of excessive optimism and irrational pessimism.  Currently, we find ourselves in what we consider to be a panic ridden market with the sub-prime implosion, massive mortgage defaults, and declining real estate values.

Richard Lehmann, our portfolio manager, believes that this market should be viewed as an opportunity to make some good long-term buys.  Over the years, and recently in his Forbes Magazine articles and in the Forbes/Lehmann Income Securities newsletter, Richard has written about the role human nature plays in finding income investments at sale prices.

"The thing to focus on is that opportunity springs from uncertainty and market turmoil.  Yes, you can ride out the storm while continuing to collect your income payments, and in a year or two you'll be back where you were in terms of valuation - and with no interruption in your income stream."

                                           Richard Lehmann, August 2007 "Feast on the Fear"

We believe that as the U.S. population ages, the demand for income securities will rise.  Our objective is to identify, purchase, and hold attractive income investments that provide high current income.  78 million baby boomers are expected to begin retiring or slowing down in the near future.  As they convert their 401Ks and other savings to income-oriented portfolios, we believe the market could experience steadily rising prices for income securities due to the rising demand. We anticipate that this massive demographic shift may provide additional benefits for shareholders of the Fallen Angels Income Fund and for income-oriented investors in general.

If you have any questions or comments, please feel free to call us anytime, and ask for Gabe, Mike, or Richard.

Sincerely,

Gabriel B. Wisdom

 President/Portfolio Manager

Michael J. Moore

Chief Investment Officer/Portfolio Manager

Richard Lehman

Portfolio Manager

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

FUND/INDEX                                  SINCE INCEPTION (11/10/2006)

The Fallen Angels Value Fund

                3.62%

S&P 500 Index                                                                               6.61%

Growth of $10,000
20,000
15,000
10,000
5,000
0
11/10/2006
11/30/2006
12/31/2006
1/31/2007
2/28/2007
3/31/2007
4/30/2007
5/31/2007
6/30/2007
7/31/2007
The Fallen Angels Value Fund ($10,362)
S&P 500 Index ($10,661)

The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTORS SHARES, WHEN REEDEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.  CURRENTLY PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE QUOTED, THE S&P 500 DOES NOT REJECT EXPENSES WHICH HAVE BEEN DEDUCTED FROM THE FUNDS RETURN. THE FUNDS INVESTMENT OBJECTIVES, RISKS AND CHANGES AND EXPENSES MUST BE CONSIDERED CAREFULLY BEFORE INVESTING.  PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (866) 663-8023.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS INCOME FUND

FUND/INDEX                                  SINCE INCEPTION (11/10/2006)

The Fallen Angels Income Fund

                0.22%

iBoxx $ Liquid High Yield Index                                                 -1.47%

Growth of $10,000

20,000
15,000
10,000
5,000
0
11/10/2006
11/30/2006
12/31/2006
1/31/2007
2/28/2007
3/31/2007
4/30/2007
5/31/2007
6/30/2007
7/31/2007
The Fallen Angels Income Fund ($10,022)
iBoxx $ Liquid High Yield Index ($9,853)

The chart assumes an initial gross investment of $10,000 made on 11/10/2006 (inception).

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTORS SHARES, WHEN REEDEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.  CURRENTLY PERFORMANCE MAY BE HIGHER OR LOWER THAN PERFORMANCE QUOTED, THE S&P 500 DOES NOT REJECT EXPENSES WHICH HAVE BEEN DEDUCTED FROM THE FUNDS RETURN. THE FUNDS INVESTMENT OBJECTIVES, RISKS AND CHANGES AND EXPENSES MUST BE CONSIDERED CAREFULLY BEFORE INVESTING.  PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING (866) 663-8023.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
12.48%
Basic Materials
10.28%
Cash Equivalents
21.74%
Conglomerates
4.01%
Consumer Goods
5.75%
Financial
15.70%
Healthcare
10.00%
Industrial Goods
4.88%
Services
15.16%

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS INCOME FUND

           PORTFOLIO ANALYSIS

              JULY 31, 2007 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the class of securities the underlying securities represent as a percentage of the portfolio of investments.

	Fallen Angels Family of Funds
	The Fallen Angels Value Fund
	Schedule of Investments
	July 31, 2007

Shares		Value

COMMON STOCKS - 75.24%

Apparel & Other Finished Products - 1.30%
9,000	Hanesbrands, Inc. *	$ 279,090

Computer Communications Equipment - 1.62%
12,000	Cisco Systems, Inc. *	346,920

Concrete, Gypsum & Plaster Products - 1.16%
6,000	USG Corp. *	249,060

Construction Machinery & Equipment - 2.21%
6,000	Caterpillar, Inc.	472,800

Crude Petroleum & Natural Gas - 2.68%
9,150	Penn West Energy Trust (Canada)	284,474
8,500	Chesapeake Energy Corp.	289,340
		573,814
Drawing & Insulating of Nonferrous Wire - 1.67%
15,000	Corning, Inc.	357,600

Drilling Oil & Gas Wells - 0.82%
6,000	Nabors Industries Ltd. *	175,440

Electronic & Other Electrical Equipment - 1.81%
10,000	General Electric Co.	387,600

Electronic Computers - 2.60%
2,000	International Business Machines Corp.	221,300
12,000	Dell, Inc. *	335,640
		556,940
Electronic Connectors - 0.28%
1,250	Tyco International Ltd.	59,113

Fire, Marine & Casualty Insurance - 4.66%
5	Berkshire Hathaway, Inc. Class A *	550,000
7,000	American International Group, Inc.	449,260
		999,260
Food And Kindred Products - 0.59%
8,000	Sara Lee Corp.	126,800

Hospital & Medical Service Plans - 3.69%
7,000	Unitedhealth Group, Inc.	339,010
6,000	Wellpoint, Inc. *	450,720
		789,730
Insurance Agents, Brokers & Service - 1.38%
10,000	Allianz SE (Germany)	212,000
3,000	Marsh & Mclennan Companies, Inc.	82,650
		294,650
Life Insurance - 1.36%
8,000	Manulife Financial Corp. (Canada)	292,320

Lumber & Wood Products - 0.70%
4,000	Leucadia National Corp.	150,400

Metal Mining - 3.84%
4,000	Freeport Mcmoran Copper & Gold, Inc.	375,920
7,000	BHP Billiton Ltd.	446,460
		822,380
Miscellaneous Fabricated Metal Products - 0.66%
10,000	Mueller Water Products, Inc.	140,400

Motor Vehicles & Passenger Car - 2.93%
5,000	Tata Motors Ltd.	85,750
3,000	Toyota Motor Corp. (Japan)	361,890
5,000	Honda Motor Co. Ltd. (Japan)	180,100
		627,740
National Commercial Banks - 3.41%
10,000	Citigroup, Inc.	465,700
6,000	JP Morgan Chase & Co.	264,060
		729,760
Oil & Gas Field Services - 1.35%
8,000	Halliburton Co.	288,160

Personal Credit Institutions - 1.00%
5,000	Discover Financial Services *	115,250
3,000	First Marblehead Corp.	98,880
		214,130
Petroleum Refining - 2.26%
6,000	Conocophillips	485,040

Pharmaceutical Preparations - 5.29%
10,000	Johnson & Johnson	605,000
10,000	Pfizer, Inc.	235,100
7,000	Sanofi-Aventis (France)	292,250
		1,132,350
Primary Production of Aluminum - 0.36%
2,000	Alcoa, Inc.	76,400

Radio & TV Broadcasting & Communications Equipment - 1.19%
15,000	Motorola, Inc.	254,850

Railroads, Line-Haul Operating - 0.77%
2,000	Burlington Northern Santa Fe Corp.	164,280

Retail-Drug Stores and Proprietary Stores - 2.55%
6,000	Walgreen Co.	265,080
8,000	CVS Caremark Corp.	281,520
		546,600
Retail-Eating & Drinking Places - 0.75%
20,000	Jamba, Inc. *	160,200

Retail-Family Clothing Stores - 1.31%
4,000	Abercrombie & Fitch Co.	279,600

Retail-Lumber & Other Building Materials Dealers - 2.78%
8,000	Lowes Companies, Inc.	224,080
10,000	Home Depot, Inc.	371,700
		595,780
Retail-Variety Stores - 3.56%
10,000	Wal-Mart Stores, Inc.	459,500
5,000	Target Corp.	302,850
		762,350
Security Brokers, Dealers & Flotation Companies - 1.45%
5,000	Lehman Brothers Holdings, Inc.	310,000

Semiconductors & Related Devices - 1.65%
15,000	Intel Corp.	354,300

Services-Business Services - 0.92%
5,000	Fair Isaac Corp.	196,300

Services-General Medical & Surgical Hospitals - 0.49%
13,000	Health Management Associates, Inc. Class A *	104,780

Services-Mailing, Reproduction - 1.05%
5,000	Getty Images, Inc. *	224,650

Services-Prepackaged Software - 1.78%
20,000	Oracle Corp. *	382,400

Surgical & Medical Instruments - 2.31%
1,250	Covidien Ltd. *	51,188
5,000	3M Co.	444,600
		495,788
Telephone Communications - 1.09%
6,000	AT&T Corp.	234,960

Trucking & Courier Services - 1.76%
5,000	United Parcel Service, Inc.	378,600

Wholesale-Electronic Parts & Equipment - 0.20%
1,250	Tyco Electronics Ltd. *	44,774

TOTAL FOR COMMON STOCKS (Cost $15,993,401) - 75.24%		$ 16,118,109

CLOSED END MUTUAL FUNDS - 0.64%
3,000	India Fund, Inc.	137,250

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $114,018) - 0.64%		$ 137,250

SHORT TERM INVESTMENTS - 21.08%
4,513,841	Fidelity Money Market Portfolio Class Select 5.18% ** (Cost $4,513,841)	4,513,841
2,280	Fidelity Institutional Money Market Government Portfolio 5.14% ** (Cost $2,280)	2,280

TOTAL FOR SHORT TERM INVESTMENTS (Cost $4,516,121) - 21.08%		$ 4,516,121

TOTAL INVESTMENTS (Cost $20,623,541) - 96.96%		$ 20,771,480

OTHER ASSETS LESS LIABILITIES - 3.04%		652,100

NET ASSETS - 100.00%		$ 21,423,580

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at July 31, 2007.
The accompanying notes are an integral part of these financial statements.

	Fallen Angels Family of Funds
	The Fallen Angels Income Fund
	Schedule of Investments
	July 31, 2007

Shares		Value

CLOSED END MUTUAL FUNDS - 15.84%
12,000	Advent Claymore Convert Securities & Income Fund	$ 299,040
12,000	Alpine Total Dynamic Dividend Fund	240,000
12,000	Blackrock World Investment Trust	195,840
10,000	Cohen & Steers Premium Income Realty Fund, Inc.	197,700
7,000	Cohen & Steers REIT & Preferred Income Fund, Inc.	172,550
12,500	Eaton Vance Tax Managed Buy-Write Opportunities Fund	235,250
11,000	Evergreen Utilities & High Income Fund	305,800
6,400	First Trust/Aberdeen Emerging Opportunity Fund	118,784
33,000	High Yield Plus Fund, Inc.	104,940
5,000	India Fund, Inc.	228,750
7,000	Neuberger Berman Income Opportunity Fund, Inc.	95,550
20,000	Nicholas-Applegate Convertible & Income Fund II	286,800
18,000	Nuveen Preferred Convertible Income Fund 2	226,080
7,200	Pioneer High Income Trust	107,856
24,000	Zweig Fund, Inc.	132,000

TOTAL FOR CLOSED END MUTUAL FUNDS (Cost $3,211,271) - 15.84%		$ 2,946,940

EQUITY SECURITIES - 15.55%
25,000	Advantage Energy Income Fund (Canada)	316,000
29,000	Canetic Resources Trust (Canada)	432,970
10,000	Enerplus Resources Fund	438,300
8,000	Harvest Energy Trust (Canada)	234,560
20,000	Pengrowth Energy Trust (Canada)	366,000
19,000	Penn West Energy Trust (Canada)	590,710
36,000	Provident Energy Trust (Canada)	425,160
35,000	Sea Container Ltd.	23,450
30,000	W Holding Co., Inc.	66,300

TOTAL FOR EQUITY SECURITIES (Cost $2,882,355) - 15.55%		$ 2,893,450

PREFERRED SECURITIES - 61.48%
10,000	Arch Cap Group, Ltd. Preferred Series A 8.000%	262,900
4,700	ASBC Capital Trust I Preferred Plus Trust 7.625%	118,299
3,000	Ashford Hospitality, Inc. Preferred	75,240
10,000	Biomed Realty Trust, Inc.	236,000
4,400	Cabco Trust 7.625%	112,200
2,000	Chesapeake Energy Preferred	199,520
12,000	Converium Finance SA.Senior Notes 8.250%	298,800
2,900	DTE Energy Trust I 7.800%	72,616
7,800	Everest RE Capital Trust 7.850%	194,610
7,300	Felcor Lodging Trust, Inc. Series C Preferred	173,813
10,000	Ford Motor Co. Capital Trust II	188,250
10,000	Ford Motor Credit Co. 7.375%	197,800
12,700	Ford Motor Corts 8.310%	230,124
4,300	Forest City Enterprises, Inc. 7.375%	108,790
5,000	General Motors 7.250% Quib	90,600
30,000	General Motors Corp. 7.375%	558,000
15,000	General Motors Corp. Senior Notes	273,300
10,000	General Motors Debt C	222,100
13,000	General Motors 7.250% Notes	236,730
13,300	Hospitality Property Trust 7.000%	295,925
11,000	HRPT Properties 8.750%	273,900
9,700	JC Penney Corts Trust 7.625%	247,835
1,800	Lehman ABS Corp. Altria Deb Backed 6.250%	41,670
11,000	Lehman ABS Corp. Back Trust CRTS 7.550%	189,750
5,300	Merrill Lynch Depositor 7.625% PreferredPlus	134,143
9,800	Merrill Lynch Depositor 8.375% PreferredPlus	241,962
8,200	Merrill Lynch Depositor 8.750% PreferredPlus	203,770
5,000	Morgan Stanley Capital Trust III 6.250%	113,800
7,000	MS Structured Saturn Series 7.875% A	178,640
9,400	MS Structured Saturns Ford 8.125%	170,610
6,000	MS Structured Saturns Hertz Deb 7.000%	142,500
17,000	MS Structured Saturns Tribune Deb UTS 7.960%	223,210
5,000	MS Dow Saturns Four 9.250%	131,150
3,500	MS Structured Asset Saturns Dow	84,350
10,400	MS Structured Saturn DPL	262,392
12,400	MS Dow Saturn 8 A	314,092
5,600	Odyssey RE Holdings Corp. 7.424%	146,440
15,000	ONB Capital Trust II 8.000%	374,550
6,000	Phoenix Cos., Inc. 7.450%	148,560
20,000	Primewest Energy Trust	410,200
3,000	Primus Guaranty Ltd. 7.360%	69,420
7,500	Preferredplus UPC 1	184,125
3,000	Pplus Lmg-4	61,050
12,000	Ramco Gershenson Properties Trust	300,600
1,300	Red Lion Hotels Capital Trust	33,631
6,000	SLM Cum Preferred A 6.97%	280,200
7,000	SLM Corp. Senior Notes	126,280
3,000	Structured Products Backed Corts 6.875%	75,270
11,000	Structured Products Corts III Sherwin 7.250%	267,190
5,000	Structured Products 775 Corts Aon Cap Corp.	124,050
11,900	Structured Products Corts AFC Cap 7.750%	292,264
10,000	Structured Products 67 Corts A Sunameric	244,000
10,000	Structured Products 680 Bristol Myers	244,600
900	Telephone & Data Systems, Inc. 6.625%	18,720
9,400	Telephone & Data Systems, Inc. 7.600%	226,540
5,000	Thornburg Mortgage Preferred D	107,500
9,400	US Cellular Corp. 7.500%	232,274
5,000	Verizon New England, Inc.	124,500
7,800	Xerox Capital Corts 8.000%	192,660
3,000	W Holding Co., Inc. Preferred	53,880

TOTAL FOR PREFERRED SECURITIES (Cost $12,041,804) - 61.48%		$ 11,437,895

SHORT TERM INVESTMENTS - 6.48%
412,692	Fidelity Money Market Portfolio Class Select 5.18% ** (Cost $412,692)	412,692
792,989	Fidelity Institutional Money Market Government Portfolio 5.14% ** (Cost $792,989)	792,989

TOTAL FOR SHORT TERM INVESTMENTS (Cost $1,205,681) - 6.48%		$ 1,205,681

TOTAL INVESTMENTS (Cost $19,341,111) - 99.35%		$ 18,483,966

OTHER ASSETS LESS LIABILITIES - 0.65%		120,744

NET ASSETS - 100.00%		$ 18,604,710

** Variable rate security; the coupon rate shown represents the yield at July 31, 2007.
The accompanying notes are an integral part of these financial statements.

Fallen Angels Family of Funds
Statements of Assets and Liabilities
July 31, 2007

	Value Fund	Income Fund
Assets:
Investments in Securities, at Value (Cost $20,623,541 and
19,341,111, respectively)	$ 20,771,480	$ 18,483,966
Cash	-	36,757
Receivables:
Securities Sold	718,363	-
Dividends and Interest	30,927	122,392
Prepaid Expenses	17,022	17,398
Total Assets	21,537,792	18,660,513
Liabilities:
Payable for Shareholder Redemptions	78,277	25,282
Accrued Management Fees	19,497	16,478
Other Accrued Expenses	16,438	14,043
Total Liabilities	114,212	55,803
Net Assets	$ 21,423,580	$ 18,604,710

Net Assets Consist of:
Paid In Capital	$ 20,891,429	$ 19,487,097
Accumulated Undistributed Net Investment Income	172,279	-
Accumulated Undistributed Realized Gain (Loss) on Investments	211,933	(25,242)
Unrealized Appreciation (Depreciation) in Value of Investments	147,939	(857,145)
Net Assets, for 2,075,235 and 1,949,441 Shares Outstanding	$ 21,423,580	$ 18,604,710

Net Asset Value Per Share	$ 10.32	$ 9.54

The accompanying notes are an integral part of these financial statements.

Fallen Angels Family of Funds
Statements of Operations
For the period November 10, 2006 (commencement of investment operations)
through July 31, 2007

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign tax witheld of $6,568 and $25,296, respectively)	$ 281,566	$ 812,921
Interest	200,636	107,629
Total Investment Income	482,202	920,550

Expenses:
Advisory Fees (Note 3)	137,009	105,763
Administrative Fees (Note 3)	34,252	26,441
Distribution (12b-1) Fees (Note 3)	34,252	26,441
Transfer Agent Fees	21,918	21,585
Registration Fees	8,177	8,079
Custodian Fees	7,234	7,124
Audit Fees	6,655	6,575
Legal Fees	6,510	6,412
Trustee Fees	2,893	2,850
Printing and Mailing Fees	1,447	1,425
Miscellaneous Fees	1,086	1,069
Insurance Fees	774	760
Total Expenses	262,207	214,524
Fees Waived and Reimbursed by the Advisor (Note 3)	(23,039)	(14,887)
Net Expenses	239,168	199,637

Net Investment Income	243,034	720,913

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	211,933	38,174
Net Change in Unrealized Appreciation (Depreciation) on Investments	147,939	(857,145)
Realized and Unrealized Gain (Loss) on Investments	359,872	(818,971)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 602,906	$ (98,058)

Fallen Angels Family of Funds
Statements of Changes in Net Assets
For the period November 10, 2006 (commencement of investment operations)
through July 31, 2007

	Value Fund	Income Fund

Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 243,034	$ 720,913
Net Realized Gain on Investments	211,933	38,174
Unrealized Appreciation (Depreciation) on Investments	147,939	(857,145)
Net Increase (Decrease) in Net Assets Resulting from Operations	602,906	(98,058)

Distributions to Shareholders:
Net Investment Income	(70,755)	(784,329)
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	(70,755)	(784,329)

Capital Share Transactions (Note 5)	20,841,429	19,437,097

Total Increase in Net Assets	21,373,580	18,554,710

Net Assets:
Beginning of Period	50,000	50,000

End of Period (Including Undistributed Net Investment Income
of $172,279 and $0, respectively)	$ 21,423,580	$ 18,604,710

The accompanying notes are an integral part of these financial statements.

Fallen Angels Family of Funds
Financial Highlights
For the period November 10, 2006 (commencement of investment operations)
through July 31, 2007

For a share of capital stock outstanding throughout each period
	Value Fund	Income Fund

Net Asset Value, at Beginning of Period	$ 10.00	$ 10.00

Income From Investment Operations:
Net Investment Income *	0.13	0.48
Net Gain (Loss) on Securities (Realized and Unrealized)	0.23	(0.45)
Total from Investment Operations	0.36	0.03

Distributions:
Net Investment Income	(0.04)	(0.49)
Realized Gains	-	-
Total from Distributions	(0.04)	(0.49)

Net Asset Value, at End of Period	$ 10.32	$ 9.54

Total Return **	3.62%	0.22%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 21,424	$ 18,605
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.91%	2.02%
Ratio of Net Investment Income to Average Net Assets ***	1.60%	6.64%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.74%	1.88%
Ratio of Net Investment Income to Average Net Assets ***	1.77%	6.78%
Portfolio Turnover	31.18%	96.47%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends. Not Annualized.
*** Annualized
The accompanying notes are an integral part of these financial statements.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

Note 1. Organization

The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a “Fund” and collectively, the “Funds”) are diversified series of Fallen Angels Family of Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on June 20, 2006.  The Funds commenced operations on November 10, 2007. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Funds are the only series currently authorized by the Board of Trustees (“the Board”).

The Fallen Angels Value Fund’s investment objective is to seek long-term capital appreciation. The Fallen Angels Income Fund’s investment objective is to seek high current income with the potential for capital appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Funds in preparing their financial statements:

Security Valuation- Each Fund’s assets are generally valued at their market value using market quotations. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value a Fund’s assets at their fair value in accordance with policies approved by the Funds’ Board of Trustees. For example, fair value pricing may be used if an event occurs after the close of the foreign market that could have an impact on the foreign securities value. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Option Writing- When either Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- Each Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2007

Short Sales- The Funds may sell a security that they do not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Federal Income Taxes- The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

New Accounting Pronouncements - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.  At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

Distributions to Shareholders- Each Fund typically will distribute substantially all of its net investment income in the form of dividends and capital gains to its shareholders. The Fallen Angels Value Fund will distribute dividends and capital gains annually, and expects that distributions will consist primarily of capital gains. The Fallen Angels Income Fund will distribute dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income. Distributions will be recorded on ex-dividend date.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Note 3. Investment Management  and Service Agreements

The Trust has a management agreement (the “Management Agreement”) with American Money Management, LLC (the “Advisor”) to furnish investment advisory and management services to the Funds.  Under the Management Agreement, each Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00% per Fund. For the period November 10, 2006 (commencement of investment operations) through July 31, 2007 (“the period”), the Advisor earned a fee of $137,009 and $105,763 for the Value Fund and Income Fund, respectively. The Advisor voluntarily waived advisory fees in the amount of $23,039 and $14,887 for the Value Fund and Income Fund, respectively. This voluntary waiver was in effect until December 31, 2006. The Funds owed the Advisor $19,497 and $16,478 for the Value Fund and Income Fund, respectively, as of July 31, 2007.

The Trust also has an administration agreement with the Advisor to furnish sponsorship, administrative and supervisory services as may from time to time be reasonably requested by the Trust and in general to provide supervision of the overall operations of the Trust. Under this agreement, each Fund pays the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.25%. For the period, the Advisor earned a fee of $34,252 and $26,441 from the Value Fund and Income Fund, respectively.  The Funds owed the Advisor $4,874 and $4,119 for the Value Fund and Income Fund, respectively, as of July 31, 2007.

The Funds’ have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund’s pay the Advisor for certain distribution and promotion expenses activities which are primarily intended to result in the sale of the Funds’ shares, including, but not limited to: advertising, printing of prospectuses and reports for prospective shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Funds’ incur such distribution expenses at the rate of 0.25% per annum of the Funds’ average net assets. For the period ended July 31, 2007, the Plan accrued fees of $34,252 and $26,441 under

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2007

the plan from the Value Fund and Income Fund, respectively. The Funds owed the Advisor $4,874 and $4,119 for the Value Fund and Income Fund, respectively as of July 31, 2007.

Note 4. Related Party Transactions

Gabriel B. Wisdom is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wisdom receives benefits from the Advisor resulting from management, administration and distribution (12b-1) fees paid to the Advisor by the Funds.

Note 5. Capital Stock

The Funds are authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at July 31, 2007 was $20,891,429 and $19,487,097 representing 2,075,235 and 1,949,441 shares outstanding for the Value Fund and Income Fund, respectively.

Transactions in capital stock for the period ended July 31, 2007 were as follows:

	Value Fund		Income Fund
	Shares	Amount	Shares	Amount
Shares Sold	2,277,564	$22,955,080	2,156,956	$21,569,687
Shares issued in reinvestment of distributions	7,047	70,755	79,371	784,267
Shares redeemed	(214,376)	(2,184,406)	(291,886)	(2,916,857)
Net Increase	2,070,235	$20,841,429	1,944,441	$19,437,097

Note 6. Investment Transactions

For the period ended July 31, 2007, purchases and sales of investment securities other than U.S. Government obligations aggregated $20,272,569 and $4,377,082 for the Value Fund and $30,169,896 and $12,072,641 for the Income Fund, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively for each Fund.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at July 31, 2007 was $20,623,541 for the Value Fund and $18,185,537 for the Income Fund.

The difference between book and tax cost for the Income Fund represents wash sale transactions.

At July 31, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Value Fund
Appreciation	Depreciation	Net Appreciation(Depreciation)
$1,162,841	($1,014,902)	$147,939

Income Fund
Appreciation	Depreciation	Net Appreciation(Depreciation)
$77,401	($984,653)	($907,252)

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Value Fund
Undistributed ordinary income	$172,279
Undistributed capital gain	211,933
Unrealized appreciation on investments	147,939
$532,151

Income Fund
Undistributed ordinary income	$0
Undistributed capital gain	24,865
Unrealized depreciation on investments	(907,252)
($882,387)

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2007

The Funds paid income distributions of $0.0407 and $0.4897 per share for total distributions of $70,755 and $784,329 for the Value Fund and Income Fund for the period ended July 31, 2007.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2007, Charles Schwab for the benefit of its customers owned, in aggregate, approximately 98.39% and 97.73% of the Value Fund and Income Fund, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Fallen Angels Family of Funds

We have audited the accompanying statements of assets and liabilities of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of The Fallen Angels Family of Funds, including the schedules of investments as of July 31, 2007 and the related statements of operations, change in net assets and financial highlights for the period November 10, 2006 (commencement of investment operations) through July 31, 2007.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of July 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fallen Angels Value Fund and The Fallen Angels Income Fund (the “Funds”), both a series of The Fallen Angels Family of Funds, as of July 31, 2007, the results of their operations and changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
September 19, 2007

Fallen Angels Family of Funds
Expense Illustration
July 31, 2007 (Unaudited)

Expense Example

As a shareholder of the Fallen Angels Family of Funds, you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2007 through July 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fallen Angels Value Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2007	July 31, 2007	February 1, 2007 to July 31, 2007

Actual	$1,000.00	$1,017.75	$8.71
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,016.17	$8.70

* Expenses are equal to the Fund's annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fallen Angels Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	February 1, 2007	July 31, 2007	February 1, 2007 to July 31, 2007

Actual	$1,000.00	$996.69	$9.31
Hypothetical (5% Annual Return before expenses)
	$1,000.00	$1,015.47	$9.39

* Expenses are equal to the Fund's annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2007 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 1966	Trustee since August 2006.	2

Management Consultant, self-employed (2002-present); Consultant, East Bay Small Business Development Center (2007-present); Consultant, Pyxis (2/2002-4/2002) (medical equipment); Product Manager, Supplypro (2000-2001) (industrial supply)

Ingram S. Chodorow Placontrol, Inc. 12760 High Bluff Drive Suite 210 San Diego, CA 92130 1939	Trustee since August 2006.	2

President/CEO, Placontrol, Inc. (1973-present) (manufacturing and marketing dental flossers); CEO, Redfield Corp. (1987-2002) (manufacturing and marketing medical devices); CEO/President, Technalytics, Inc. (1969-present) (medical patents licensing)

Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 1957	Trustee since August 2006.	2

Management consultant, self-employed (1990-present); Partner, Venture Management Associates (1999-2003) (investment banking, corporate development); Director, Garden Fresh Restaurant Corp (1986-1990) (restaurant chain), Consultant, Bain & Company (1983-1986).

Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 1961	Trustee since August 2006.	2

President/CEO, BottomLine Marketing (2001-present) (marketing); Senior Vice President, Marketing and Product Management, Hasbro, Inc. (Wizards of the Coast), (media/entertainment); (2002-2003); CEO, iGrapevine, ideaEdge Ventures (2001-2002); NewsCorp (1997-2000); Savoy Brands (1994-1997); PepsiCo (1987-1994)

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

TRUSTEES AND OFFICERS

JULY 31, 2007 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 1950	Trustee since June 2006; President since August 2006.	2	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 1976	Treasurer since August 2006.	N/A	Chief Investment Officer, American Money Management (2001 to present);
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 1977	Secretary since June 2006; CCO since August 2006.	N/A

Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005); Contract Attorney (2003; 4/2005-7/2005); University of San Diego School of Law (1999 to 2002)

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

FALLEN ANGELS FAMILY OF FUNDS

THE FALLEN ANGELS VALUE FUND

THE FALLEN ANGELS INCOME FUND

ADDITIONAL INFORMATION

JULY 31, 2007 (UNAUDITED)

Additional Information

The Funds’ Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (866) 663-8023 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

The Funds’ Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling (866) 663-8023.  It is also included in the Funds’ State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available after August 29, 2007 without charge, upon request, by calling our toll free number (866) 663-8023.

Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (866) 663-8023.

Board of Trustees

Ingram S. Chodorow

Miro Copic

Kelly C. Huang

Linda J. Rock

Gabriel B. Wisdom

Investment Adviser

American Money Management, LLC

P.O. Box 675203

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Fallen Angels Family of Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board has determined that no one on the committee qualified as a financial expert; however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 19,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2007

$ 2,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$ 2,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 27, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Code of Ethics identified in Item 2 of Form N-CSR is filed herewith

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fallen Angels Family of Funds

By /s/Gabriel B. Wisdom, President

     Gabriel B. Wisdom

     President

Date: September 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gabriel B. Wisdom, President

      Gabriel B. Wisdom

      President

Date September 28, 2007

By /s/Michael Moore

      Michael Moore

      Treasurer

Date September 28, 2007